Rule 497(d)

333-119461

BlackRock FundsSM

BlackRock Exchange Portfolio

Supplement dated November 17, 2004 to the

Combined Prospectus / Proxy Statement dated November 10, 2004

This supplement amends certain information in the Combined Prospectus / Proxy Statement (the “Prospectus”) dated November 10, 2004 of the BlackRock Exchange Portfolio, a series of BlackRock Funds. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms used in this supplement have the same meaning as in the Prospectus.

The paragraph on page 26 of the Prospectus captioned “Other Information – Shareholder Information” is deleted in its entirety and replaced by the following:

“As of October 29, 2004, there were 578,386 shares of the SSR Fund outstanding. As of such date, the trustees and officers of the SSR Fund as a group owned less than 1% of the shares of the SSR Fund. As of October 29, 2004, no person was known by the SSR Fund to own beneficially or of record 5% or more of any class of the shares of the SSR Fund except as follows:”

The table following the paragraph above is deleted in its entirety and replaced with the following:

Name & Address	Class; Type of Ownership	% of Class	% of SSR Fund	% of Fund Post-Closing
National City Bank T/U/A Ruth Lilly Special Trust Dated 1/14/02 Attn Mutual Funds 20/10M914007 PO Box 94984 Cleveland, OH 44101-4984	Single Class, Record	6.657	6.657	6.657

National City Bank TR O/ The Garretson Wade Charitable Trust 2 Attn Trust Mutual Funds Box 94984 Cleveland, OH 44101-4984	Single Class, Record	6.401	6.401	6.401